Exhibit 99.2

# Investor Presentation

October 2026



Mercantile Bank

Mercantile Bank Corporation

# Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, difficulties and delays in the integration of Mercantile and Eastern and achieving anticipated synergies, cost savings and other benefits from the transaction; delays, cost overruns, disruptions, or other difficulties in completing our core and digital banking system conversion, or failure to realize its anticipated benefits; adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breeches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and other risk factors described in our annual report on Form 10-K for the year ended December 31, 2025, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.



# Company Overview

# Executive Management Team



**RAYMOND REITSMA**

**PRESIDENT AND CHIEF EXECUTIVE OFFICER**

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.



**CHARLES CHRISTMAS**

**EVP, CHIEF FINANCIAL OFFICER, AND TREASURER**

Mr. Christmas has served as Chief Financial Officer at Mercantile since 1998. Prior to joining Mercantile, Mr. Christmas was a bank examiner for the Federal Deposit Insurance Corporation.



**JANINA KREIDER**

**SVP, FINANCE DIRECTOR**

Ms. Kreider serves as Finance Director and joined the Bank in 2021. Prior to joining Mercantile, Ms. Kreider held roles at Steelcase and credit-focused investments firms.

# The largest bank founded, headquartered, and serving in Michigan.


MB
EMB [1]
Waterford
Ann Arbor

## OVERVIEW

- Founded in **1997** in Grand Rapids, MI.
- **$7.2** billion in total assets.
- Acquisition of Eastern Michigan Financial Corporation closed December 31, 2025.
- More than **800 employees** and **over 50 locations**.
- Offers more than **75 products and services** supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

## WE INVEST IN OUR COMMUNITIES BY:

- Volunteering more than 24,000 hours supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating over $1.0 million to local non-profits and fundraisers.
- Employing 40+ interns each year, investing in the next generation.

(1) *Excludes one loan production office (66 N. Howard Ave, Croswell).*

# Strategic Areas of Focus

**CLIENT EXPERIENCE**

- Advance client onboarding and servicing technology
- Enhance existing technology solutions
- Expand sales training, tools, and resources
- Deepen understanding of client needs and behaviors

**GROWTH**

- Continue growing local deposits
- Expand our Southeast Michigan presence
- Strengthen our business banking reputation and portfolio
- Extend traditional and digital marketing reach
- Continue prudent commercial loan growth
- Continue evaluating complementary M&A targets

**PEOPLE AND CULTURE**

- Reinforce a culture of employee value and empowerment
- Broaden and deepen employee training
- Strengthen workplace engagement
- Improve communication across departments
- Maintain competitive compensation and benefits
- Deepen our community impact

**EFFICIENCY**

- Expand data analytics and process automation
- Further improve efficiency across functions
- Continue exploring AI applications
- Continue software investment and upgrades

**RISK MANAGEMENT**

- Maintain and strengthen our credit culture
- Refine interest rate risk management and reporting
- Maintain effective compliance practices
- Enhance enterprise risk practices, monitoring, and reporting

# Financial Performance

Third Quarter 2026

# 3Q26 Performance Highlights

| | |
|---|---|
| EARNINGS | • Quarter-over-quarter (3Q26 vs 3Q25) revenue growth of over 17% with earnings partially offset by one-time costs and investments in people and technology.<br>• EPS of $1.39 in 3Q26 vs. $1.46 in 3Q25 with EPS impacted by timing of cost savings from acquisition and non-recurring costs<br>• 1.4% ROAA and 12.6% ROAE in 3Q26 vs. 1.5% ROAA and 14.7% ROAE in 3Q25 |
| NET INTEREST MARGIN AND NET INTEREST INCOME | • Net interest margin of 3.73% in 3Q26 vs. 3.49% in 3Q25<br>• Driven by lower cost of funds relating to EMB acquisition, repricing of fixed rate assets, and refinement in deposit mix |
| COMMERCIAL LOAN PORTFOLIO | • Commercial loans increased 2% annualized in 3Q26<br>• 9% increase from prior year third quarter end<br>• C&I and Owner Occupied CRE combined represented 55% of the portfolio as of September 30, 2026<br>• Pipeline remains solid |
| ASSET QUALITY | • Nonperforming assets to total assets ratio of 0.14% at the end of 3Q26<br>• Net loan recoveries to average loans of 0.02% in 3Q26 |
| DEPOSIT AND FUNDING | • Continued focus on building local deposit base<br>• Deposits increased 17% from prior year third quarter end; 6% in 3Q26<br>• Loan-to-deposit ratio at 88% at the end of 3Q26 vs. 96% at the end of 3Q25 |
| CAPITAL | • CET1 capital ratio of 11.4% at the end of 3Q26 vs. 11.3% at the end of 3Q25<br>• Total risk-based capital ratio of 14.6% at the end of 3Q26 vs. 14.9% at the end of 3Q25<br>• Tangible book value per share of $37.81 at the end of 3Q26 vs. $37.41 at the end of 3Q25 |

# 3Q26 Performance Highlights

**This is a year of investments in people and technology.** Solid margin improvement continues, while investments in the business drive higher expenses and lower near-term earnings.

Net income


$30mm
$25mm
$20mm
$15mm
$10mm
$24mm
$23mm
$23mm
$26mm
$24mm
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026

Diluted earnings per share


$1.60
$1.50
$1.40
$1.30
$1.20
$1.46
$1.40
$1.32
$1.50
$1.39
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026

Return on average assets


2.00%
1.50%
1.00%
0.50%
0.00%
1.5%
1.4%
1.4%
1.5%
1.4%
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026

Return on average equity


20.00%
15.00%
10.00%
5.00%
0.00%
14.7%
13.5%
12.5%
14.0%
12.6%
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026

Net interest margin (fully tax-equivalent)


3.80%
3.60%
3.40%
3.20%
3.49%
3.43%
3.55%
3.59%
3.73%
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026

Efficiency ratio


65%
60%
55%
50%
55.7%
59.2%
62.3%
57.3%
59.5%
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026

# Historical Trends and Shareholder Value

Strong Track Record of Delivering Shareholder Value

Solid Earnings and Balance Sheet Growth Trends

## Total Assets
9.0% CAGR


$8
$6
$4
$2
$0
Billions
4.4
5.3
4.9
5.4
6.1
6.8
2020 2021 2022 2023 2024 2025

## TBVPS
9.0% CAGR


$40
$30
$20
$10
$0
23.86
25.61
24.47
29.31
33.14
36.78
2020 2021 2022 2023 2024 2025

## Total Loans
8.6% CAGR


$6
$5
$4
$3
$2
$1
$0
Billions
3.2
3.5
3.9
4.3
4.6
4.8
2020 2021 2022 2023 2024 2025

## Total Deposits
9.2% CAGR


$6
$5
$4
$3
$2
$1
$0
Billions
3.4
4.1
3.7
3.9
4.7
5.3
2020 2021 2022 2023 2024 2025

## EPS
15.1% CAGR


$6
$5
$4
$3
$2
$1
$0
2.71
3.69
3.85
5.13
4.93
5.47
2020 2021 2022 2023 2024 2025

## Cash Dividends
6.0% CAGR


$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.12
1.18
1.26
1.34
1.42
1.50
2020 2021 2022 2023 2024 2025

# Expanding margin and net interest income in a dynamic interest rate environment

## Solid net interest margin

- Proactive balance sheet management strategies that support margin stabilization include:
  - Matched funding fixed rate commercial loans and deposit mix strategies/management
  - Commercial loan back-to-back interest rate swap program
  - Laddered maturities in investment portfolio and purchases of heavily discounted callable agency bonds
  - Refinement of deposit base
  - Acquisition of EMB provided low-cost deposits



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
In millions
$52
$51
$56
$57
$61
5.74%
5.52%
5.42%
5.42%
5.52%
4.35%
4.01%
3.68%
3.63%
3.68%
3.49%
3.43%
3.55%
3.59%
3.73%
2.25%
2.09%
1.87%
1.83%
1.79%
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026
Net Interest Income
Earning Asset Yield
SOFR 90-Day Average
Net interest margin (fully tax-equivalent)
Cost of Funds

| Upcoming Repricing Opportunities as of September 30, 2026 | Fixed Rate CRE | | Agency Bonds | |
|---|---|---|---|---|
| | Total Amount | Average Rate | Total Amount | Average Rate |
| Remainder of 2026 | $ 58,000,000 | 4.92% | $ 16,000,000 | 1.53% |
| 2027 | $ 191,500,000 | 4.91% | $ 100,000,000 | 2.51% |

# Net Interest Income

**Solid net interest income in a dynamic interest rate environment**

- Despite changing interest rate environment, net interest income continues to be solid driven by:
  - Quarter-over-quarter growth in average assets
  - Active match funding initiatives
  - Higher yield on investments as fixed rate securities reprice
  - Repricing of fixed rate loans
  - Repricing of time deposits
  - Stable noninterest bearing deposits
  - EMB acquisition

Change in asset mix as on balance sheet liquidity grows



Interest Income
Assets
$90mm
$80mm
$70mm
$60mm
$50mm
$40mm
$30mm
$20mm
$10mm
$0mm
$7B
$6B
$5B
$4B
$3B
$2B
$1B
$0B
$5.9
$5.9
$6.4
$6.4
$6.5
$11
$11
$14
$13
$14
$75
$71
$72
$73
$77
3Q25
4Q25
1Q26
2Q26
3Q26
Interest on Securities and Interest Earning Deposits
Interest on Loans, including fees
Average Earning Assets

Costs stable as deposit balances grow



Expense
Deposits
$45mm
$40mm
$35mm
$30mm
$25mm
$20mm
$15mm
$10mm
$5mm
$0mm
$4B
$4B
$3B
$3B
$2B
$2B
$1B
$1B
$0B
$3.6
$3.6
$4.0
$4.0
$4.0
$7
$6
$6
$6
$6
$27
$25
$23
$23
$23
3Q25
4Q25
1Q26
2Q26
3Q26
Interest on Deposits
Other Interest Expense
Avg. Interest-Bearing Deposits

Significant low/no cost deposits



% of Total Deposits
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
4%
51%
20%
25%
3%
48%
24%
25%
1%
49%
25%
25%
0.4%
49%
24%
27%
0.4%
48%
26%
26%
Sep-25
Dec-25
Mar-26
Jun-26
Sep-26
Non-interest bearing deposits
Lower-cost deposits
Higher-cost deposits
Brokered deposits

# Interest Rate Model

- Identifies that balance sheet structure supports stable net interest income across pro forma rate environments
- Purchases of highly discounted callable agency bonds provide additional protection in a down rate environment
- Matched funding fixed rate commercial loans, deposit mix strategies, and commercial loan back-to-back interest rate swap program mitigate the impact of rate changes


$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
($20mm)
($40mm)
($60mm)
($80mm)
($100mm)
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-3.7%
-7.7%
-5.8%
-2.9%
2.7%
5.4%
8.0%
-400 bp
-300 bp
-200 bp
-100 bp
+100 bp
+200 bp
+300 bp
Projected $ change in NII
Projected % change in NII

Reflects a gradual one-year parallel change in interest rates; simulation results as of September 30, 2026

# Asset Quality

**Asset quality measures remain strong**

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers

## Quarterly Asset Quality Metrics

| ($ in thousands) | | 3rd Qtr 2025 | 4th Qtr 2025 | 1st Qtr 2026 | 2nd Qtr 2026 | 3rd Qtr 2026 |
|---|---|---|---|---|---|---|
| Gross loan charge-offs | $ | 200 | 2,800 | 0 | 0 | 0 |
| Recoveries | $ | 700 | 200 | 400 | 500 | 300 |
| Net loan charge-offs (recoveries) | $ | (500) | 2,600 | (400) | (500) | (300) |
| Net loan charge-offs (recoveries) to average loans | | (0.05%) | 0.23% | (0.03%) | (0.04%) | (0.02%) |
| Provision for credit losses | $ | 200 | (700) | (1,800) | (1,800) | 700 |
| Allowance for credit losses | $ | 59,100 | 58,200 | 56,700 | 55,400 | 56,400 |
| Allowance to loans | | 1.28% | 1.21% | 1.18% | 1.13% | 1.14% |
| Nonperforming loans | $ | 9,800 | 7,900 | 7,500 | 5,800 | 9,700 |
| Other real estate/repossessed assets | $ | 0 | 0 | 0 | 0 | 100 |
| Nonperforming loans to total loans | | 0.21% | 0.16% | 0.16% | 0.12% | 0.20% |
| Nonperforming assets to total assets | | 0.16% | 0.12% | 0.11% | 0.09% | 0.14% |

## Historical Nonperforming Loans to Total Loans*


1.00%
0.50%
0.00%
0.07%
0.20%
0.08%
0.12%
0.16%
0.20%
2021
2022
2023
2024
2025
3Q 2026
Nonperforming Loans/Total Loans

*Reflects period ends

# Loan-to-Deposit Ratio*

- Multi-year strategic initiative to reduce loan-to-deposit ratio
- Reduced to 88% from 96% over last twelve months


100%
95%
90%
85%
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
(In millions)
95.9%
91.2%
88.9%
92.8%
88.3%
3Q25
4Q25
1Q26
2Q26
3Q26
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances

# Loan Growth

### Consistent Fundings

- Commercial loan focused
- Solid historical growth
- Top tier asset quality
- Third quarter 2026 loan balance increased but impacted by late quarter paydown activity and timing
- Pipeline remains solid as shown by an increase in commitments

## Quarter End Core Commercial Loan Growth Trends


$4.2B
$4.1B
$4.0B
$3.9B
$3.8B
$3.7B
$3.6B
$3.5B
$3.8B
$3.9B
$3.9B
$4.1B
$4.1B
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026
Total Commercial Quarter End Balance
Total Commercial Average Quarterly Balance

## Total Loan Portfolio Growth Trends (reflects year end and quarter end balances)


$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
2021: 1.1, 0.0, 0.6, 1.0, 0.2, 0.5
2022: 1.2, 0.1, 0.6, 1.0, 0.3, 0.8
2023: 1.3, 0.1, 0.7, 1.0, 0.3, 0.9
2024: 1.3, 0.1, 0.7, 1.1, 0.5, 0.9
2025: 1.4, 0.1, 0.8, 1.1, 0.5, 0.9
3Q 2026: 1.5, 0.1, 0.8, 1.2, 0.5, 0.9
Commercial & industrial
Land development & construction
Owner occupied comm'l R/E
Non-owner occupied comm'l R/E
Multi-family & residential rental
Total retail

# Deposits and Sweep Accounts*

- Continued refinement of deposit base
- 17% growth in deposits over trailing twelve months driven both by the acquisition of EMB and organic deposit growth
- 6% growth in total deposits in the third quarter of 2026 partially driven by seasonal increases in public funds
- 8% growth in low and no cost deposits in the third quarter of 2026


$7.0B
$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
Money Market
Noninterest-Bearing Checking
Interest-Bearing Checking
Local Time $100,000 & Over
Savings
Local Time Under $100,000
Sweep Accounts
Brokered Deposits

*As of September 30, 2026

# Deposit Balances*

Deposits comprised primarily of business accounts


Business & Public Funds 68%
Personal 32%

| ($ in thousands) | | September 30, 2026 | | September 30, 2025 | |
|---|---|---|---|---|---|
| | | Personal | Business | Personal | Business |
| Noninterest-Bearing Checking | $ | 236,200 | 1,210,100 | 186,800 | 996,000 |
| Interest Checking | $ | 254,600 | 880,300 | 171,200 | 590,600 |
| Savings | $ | 269,500 | 55,800 | 182,300 | 32,600 |
| Money Market | $ | 504,400 | 1,396,000 | 459,100 | 1,206,600 |
| Certificates of Deposit | $ | 522,200 | 263,000 | 535,500 | 272,300 |
| Total Deposits | $ | 1,786,900 | 3,805,200 | 1,534,900 | 3,098,100 |

*As of September 30, 2026, excludes brokered deposits

# Large Depositors

(Includes Sweep Account Balances)

- Our large depositor base has grown, anchored by longstanding, "sticky" relationships
- Most large depositor relationships from five years ago continue to maintain sizeable balances, with balances growing alongside their business success

## Large Depositors (Current)

- Depositors with over $5 million as of September 30, 2026

**Total – 105 relationships aggregating $2.0 billion**

- Business/Individual – 72 relationships aggregating $1.7 billion
- Governmental – 33 relationships aggregating $0.3 billion

## Large Depositors (Historic View)

- Depositors with over $5 million as of September 30, 2021 (5 years ago), consisted of 72 relationships aggregating $1.1 billion
- Most of those relationships remain and have grown balances

**53** of the 72 relationships still maintain deposits over $5 million as of September 30, 2026




Aggregate Balance of the 53 Depositors
($ millions)
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$900
$1,018
$1,175
September 30, 2021
September 30, 2026

# Noninterest Income

**Stable fee income:**

- Treasury management and credit card income increase driven by new commercial client acquisitions, effective marketing endeavors, and usage
- Growth in other categories, including mortgage banking income, swap fee income and payroll services


Service charges on accounts (+33%)
Payroll services (+3%)
Mortgage banking income (+10%)
Credit and debit card income (+23%)
Interest rate swap income (+105%)
Earnings on bank owned life insurance (-8%)
Other income (+6%)
(%) Reflects 3Q 2026 compared to 3Q 2025
$12mm
$10mm
$8mm
$6mm
$4mm
$2mm
$0mm
3Q25
4Q25
1Q26
2Q26
3Q26

# Mortgage Loan Activity

**Stable income and solid originations**

- Solid originations in 3Q26 with a greater share retained

## MORTGAGE LOAN ORIGINATIONS


$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(in thousands)
28,800
108,000
55,500
86,000
59,200
68,800
32,300
126,800
24,800
117,600
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026
Purchase mortgage loans originated
Refinance mortgage loans originated

## MORTGAGE LOAN SALES


Loans originated with intent to sell (in thousands)
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
3,500
3,400
3,000
3,200
3,200
111,300
116,900
105,900
107,400
92,600
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Income on Sale of Mortgage Loans (in thousands)
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026
Total saleable mortgage loans
Income on sale of mortgage loans

# Noninterest Expense

**Investments in People and Technology to better position for future growth**

- Investments in people include additional costs related to talent acquisition in SE Michigan, higher bonus accrual related to performance and employee retention, and training and development expenses
- Investments in technology associated with core conversion and technology updates



$50mm
$40mm
$30mm
$20mm
$10mm
$0mm
70%
60%
50%
40%
30%
20%
10%
0%
56%
59%
62%
57%
60%
3Q25
4Q25
1Q26
2Q26
3Q26
Salaries and benefits (+27%)
Furniture and equipment (+20%)
Core conversion costs (nm)
Acquisition costs (-74%)
Efficiency ratio
Occupancy (+9%)
Data processing costs (+22%)
Core deposit intangible amortization (nm)
Other expense (+15%)

(%) Reflects 3Q2026 compared to 3Q2025



2.6%
2.5%
2.4%
2.3%
2.2%
2.1%
2.0%
1.9%
2.2%
2.3%
2.5%
2.3%
2.5%
3Q25
4Q25
1Q26
2Q26
3Q26
Non-core - Noninterest expense to average assets (annualized)
Core - Noninterest expense to average assets (annualized)
Noninterest expense to average assets (annualized)

# Funding sources designed to match asset repricing characteristics*

Floating rate:

- Shorten balance sheet duration
- Align with funding sources (of which a proportional amount has short durations and floating rates) to mitigate interest rate risk

Fixed rate:

- Match funded with fixed rate liabilities
- Fixed-rate loans and securities provide a natural hedge in a declining-rate environment

*As of September 30, 2026

Total Loan Portfolio Rate Type



Fixed Rate Loans: 19%
Variable Rate Loans: 81%

Total Loan Portfolio Repricing Breakdown



$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
0 - 3 Months
3 - 12 Months
1 - 5 Years
Over 5 Years
Commercial
Variable Rate Loans
Commercial
Fixed Rate Loans
Retail
Variable Rate Loans
Retail
Fixed Rate Loans

Total Variable Rate Assets and Funding Sources



$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
Floating Rate Assets
Non-Time Funding Sources
Interest-Earning Deposits
Variable Rate Retail Loans
Variable Rate Commercial Loans
Sweep Accounts
Non-Time Non-Interest Bearing Deposits
Non-Time Interest Bearing Deposits

Total Fixed Rate Assets and Funding Sources



$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
Fixed Rate Assets
Time Funding Sources
Fixed Rate Securities
Fixed Rate Retail Loans
Fixed Rate Commercial Loans
FHLBI Advances
Time Deposits

# Investment Portfolio

- Net unrealized losses (before tax) equaled $78 million (or 7% of total securities book value) as of September 30, 2026
- Investment portfolio mix remains relatively unchanged, dominated by U.S Agency bonds
- Continue to build the U.S Agency portfolio as part of the strategy to reduce loan to deposit ratio and mitigate interest rate risk
  - Increased portfolio yield given higher rate environment
  - Laddered maturities but concentration on bond purchases with maturities in 3-5 years

## Total Investment Portfolio Composition

As of September 30, 2026


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
Unrealized Losses
Unrealized Gains
Amortized Cost
Fair Value
Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Treasury Bonds
Other Investments

As of December 31, 2025


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Treasury Bond & Other Investments

## U.S. Agency Bond Segment Profile

Segment Growth


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
9/30/25 12/31/25 3/31/26 6/30/26 9/30/26
Book Value ($)
Net Unrealized Loss ($)
Average Yield (%)

Maturity Schedule*


$500mm
$450mm
$400mm
$350mm
$300mm
$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
Amortized Cost
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.51%
2.94%
3.71%
One year or less
Over one through five years
Over five through ten years
Over ten years
Amortized Cost
Average Yield

*As of September 30, 2026

# Capital Ratios

Both of Mercantile Bank Corp's subsidiaries, Mercantile Bank and Eastern Michigan Bank, have regulatory capital levels in excess of the amounts necessary to be categorized as "well capitalized."

Subsidiary Banks Total Risk Based Capital Ratios:

- Mercantile Bank - 13.4%
- Eastern Michigan Bank - 23.9%

Mercantile Bank Corporation Consolidated Capital Ratios


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
3rd Qtr 2026
Tier 1 leverage capital ratio
Common equity risk-based capital ratio
Tier 1 risk-based capital ratio
Total risk-based capital ratio

# Sources of Liquidity

Upward trend in liquidity sources driven by organic growth and the acquisition of EMB

| Availability ($ in thousands) | | | |
|---|---|---|---|
| Source | | December 31, 2025 | September 30, 2026 |
| Unsecured Federal Funds Line of Credit | $ | 50,000 | 50,000 |
| FHLB of Indianapolis Advance Program | $ | 777,000 | 929,000 |
| Unpledged Investments | $ | 491,000 | 760,000 |
| Federal Reserve Discount Window | $ | 157,000 | 140,000 |
| Total | | 1,475,000 | 1,879,000 |

# Thoughts on 2026

## PRIME / SOFR RATES

- No rate changes

## PERFORMANCE METRICS

| | 4th QUARTER |
|---|---|
| Loan Growth (annualized) | 5.00%-7.00% |
| Net Interest Margin | 3.75%-3.85% |
| Fee Income | $10.0MM-$11.0MM |
| Overhead Costs[1] | $42.0MM-$43.0MM |
| Federal Tax Rate[2] | 17% |

1. Excludes anticipated non-recurring costs associated with core conversion
2. Reflects expected transferable energy tax credit acquisitions

# Loan Portfolio Characteristics

Strong Credit Culture

Diversified Lending

# Total Loans*

| ($ in thousands) | | Balance | Percentage |
|---|---|---|---|
| **COMMERCIAL LOANS** | | | |
| Commercial and Industrial | $ | 1,499,100 | 30% |
| Real Estate - Non-Owner Occupied | $ | 1,159,700 | 24% |
| Real Estate - Owner Occupied | $ | 757,300 | 15% |
| Real Estate - Multi-Family & Residential Rental | $ | 542,100 | 11% |
| Real Estate - Land Development & Residential Construction | $ | 112,600 | 2% |
| **Total Commercial Loans** | $ | **4,070,800** | **82%** |
| **RETAIL LOANS** | | | |
| 1 - 4 Family Mortgages | $ | 763,700 | 16% |
| Other Consumer | $ | 118,400 | 2% |
| **Total Retail Loans** | $ | **882,100** | **18%** |
| **TOTAL LOANS** | $ | 4,952,900 | **100%** |

*As of September 30, 2026

# Asset Quality Metrics

**Quarter Trends**
($ in thousands)

- Continued strong asset quality metrics
- 14 basis points nonperforming assets to total assets as of September 30, 2026

| | | 9/30/25 | 12/31/25 | 3/31/26 | 6/30/26 | 9/30/26 |
|---|---|---|---|---|---|---|
| Net loan charge-offs (recoveries) | $ | (500) | 2,600 | (400) | (500) | (300) |
| Net loan charge-offs (recoveries) to average loans (annualized) | | (0.05%) | 0.23% | (0.03%) | (0.04%) | (0.02%) |
| Allowance to loans | | 1.28% | 1.21% | 1.18% | 1.13% | 1.14% |
| Nonperforming loans to total loans | | 0.21% | 0.16% | 0.16% | 0.12% | 0.20% |
| Nonperforming assets to total assets | | 0.16% | 0.12% | 0.11% | 0.09% | 0.14% |

# Lending Commitments

($ in millions)

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

| | | 9/30/25 | 12/31/25 | 3/31/26 | 6/30/26 | 9/30/26 |
|---|---|---|---|---|---|---|
| **CONSTRUCTION LOANS** | | | | | | |
| Commercial | $ | 216 | 237 | 240 | 236 | 266 |
| Residential | $ | 37 | 34 | 32 | 47 | 44 |
| **COMMITMENTS TO MAKE LOANS*** | $ | 133 | 205 | 289 | 224 | 279 |
| **TOTAL** | $ | 386 | 476 | 561 | 507 | 589 |

# Composition – Commercial Loans [1,2]


Commercial Real Estate - Non-Owner Occupied 28%
Commercial Real Estate - Multi-Family & Residential Rental 13%
Commercial & Industrial 37%
Commercial Real Estate - Owner Occupied 19%
Commercial Vacant Land, Land Development & Residential Construction 3%


Wholesale Trade 6%
Retail Trade 6%
Transportation & Warehousing 2%
Information <1%
Finance & Insurance 3%
Real Estate, Rental & Leasing 39%
Manufacturing 18%
Construction 7%
Services 18%
Agriculture, Oil & Gas Extraction & Utilities 0%

## CREDIT RISK PROFILE BY INTERNAL CREDIT RISK GRADES ($ in millions)

| Internal Credit Risk Grade Groupings | | Commercial & Industrial | Commercial Vacant Land, Land Dev., & Residential Construction | Commercial Real Estate – Owner Occupied | Commercial Real Estate - Non-Owner Occupied | Commercial Real Estate – Multi-Family & Residential Rental |
|---|---|---|---|---|---|---|
| Grades 1-4 | $ | 725.7 | 56.3 | 427.0 | 559.3 | 169.2 |
| Grades 5-7 | $ | 755.8 | 54.2 | 323.1 | 600.4 | 372.9 |
| Grades 8-9 | $ | 17.6 | 2.1 | 7.2 | - | - |
| **Total Commercial** | **$** | 1,499.1 | 112.6 | 757.3 | 1,159.7 | 542.1 |

1. Private credit exposure represents 2% of commercial loan balances
2. As of September 30, 2026

# Rate Type – Commercial Loans*

($ in millions)


20%
80%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

## RATE TYPE BREAKDOWN

| | | Balance |
|---|---|---|
| Floating Rate Commercial Loans | $ | 3,267,100 |
| Fixed Rate Commercial Loans | $ | 803,700 |
| **Total Commercial Loans** | **$** | 4,070,800 |

*As of September 30, 2026

# Past Due Loans

Commercial and Retail Past Due Loans*

($ in millions)

| | | 30-59 Days Past Due | 60-89 Days Past Due | > 89 Days Past Due | Total Past Due | Current | Total Loans | Recorded Balance > 89 Days & Accruing |
|---|---|---|---|---|---|---|---|---|
| Commercial and Industrial | $ | - | - | - | - | 1,499.1 | 1,499.1 | - |
| Vacant Land, Land Development, Residential Construction | $ | - | - | - | - | 112.6 | 112.6 | - |
| Real Estate - Owner Occupied | $ | - | 0.1 | 0.3 | 0.4 | 756.9 | 757.3 | - |
| Real Estate - Non-Owner Occupied | $ | - | - | - | - | 1,159.7 | 1,159.7 | - |
| Real Estate - Multi-Family and Residential Rental | $ | - | - | - | - | 542.1 | 542.1 | - |
| **Total Commercial** | **$** | - | 0.1 | 0.3 | 0.4 | 4,070.4 | 4,070.8 | - |
| 1-4 Family Mortgages | $ | 0.2 | 0.5 | - | 0.7 | 763.0 | 763.7 | - |
| Other Consumer Loans | $ | 0.3 | - | - | 0.3 | 118.1 | 118.4 | - |
| **Total Retail** | **$** | 0.5 | 0.5 | 0.0 | 1.0 | 881.1 | 882.1 | - |
| **Total Past Due Loans** | **$** | 0.5 | 0.6 | 0.3 | 1.4 | 4,951.5 | 4,952.9 | - |

*As of September 30, 2026. Excludes current non-accrual loans.

# Past Due Loans

**3 bps*** as % of Total Loans


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26
9/30/26
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of September 30, 2026

# FDIC Commercial Real Estate Lending Concentration Guideline for Mercantile Bank

**Commercial Real Estate Loans / Total Regulatory Capital**

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
9/30/2025
12/31/2025
3/31/2026
6/30/2026
9/30/2026

# Non-Owner Occupied Commercial Real Estate Lending*

- 100% of office NOO CRE is located in Michigan
- 33% of office is medical
- Only one nonperforming NOO CRE loan relationship over past five years



Current NOO CRE Composition
% of Total Loans
Industrial
Retail
Office
Hotel
Assisted Living
Other
Remainder of Total Loans



Historical NonPerforming NOO CRE
(ending balance, $ in thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
Sep-26
NonPerforming NOO CRE ($ in thousands)

| ($ in thousands) | Balance | % of NOO CRE | % of Total Loans |
|---|---|---|---|
| Industrial | $ 375,400 | 32% | 8% |
| Retail** | $ 260,700 | 23% | 5% |
| Office | $ 250,300 | 22% | 5% |
| Hotel | $ 175,500 | 15% | 4% |
| Assisted Living | $ 59,900 | 5% | 1% |
| Other | $ 37,900 | 3% | 1% |
| **Total** | **$ 1,159,700** | 100% | 24% |

*As of September 30, 2026

**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Mercantile Bank®